UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2012

PSB Holdings, Inc.
(Exact name of registrant as specified in its charter)

Federal	0-50970	42-1597948
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Main Street, Putnam, Connecticut	06260
(Address of principal executive offices)	(Zip Code)

(860) 928-6501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

 Item 5.07      Submission of Matters to a Vote of Security Holders

(a)	The annual meeting of the shareholders of PSB Holdings, Inc. was held on November 2, 2012.

(b)	The matters considered and voted on by the shareholders at the annual meeting and thevote of the shareholders were as follows:

1.	The following individuals were elected as directors, each for a three-year term, by the following vote:

	Shares	Votes	Broker
	Voted For	Withheld	Non-Votes
Richard A. Loomis	4,773,960	133,732	372,214
Thomas A. Borner	4,751,774	155,918	372,214
John P. Miller	4,797,810	109,882	372,214

2.        The appointment of Wolf & Company, P.C. as independent registered public accounting firm for the fiscal year ending June 30, 2013 was ratified by the shareholders by the following vote:

	Shares Voted	Shares Voted
	For	Against	Abstentions
	5,235,443	42,361	2,102

There were no broker non-votes on the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSB HOLDINGS, INC.

Date: November 5, 2012	By: /s/ Robert J. Halloran, Jr.
Robert J. Halloran, Jr.
Executive Vice-President and Chief Financial Officer